Exhibit 10.57

               AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

                                  BY AND AMONG

                            MEDTOX SCIENTIFIC, INC.,

                           MEDTOX LABORATORIES, INC.,

                            MEDTOX DIAGNOSTICS, INC.

                       CONSOLIDATED MEDICAL SERVICES, INC.

                                       AND

                        WELLS FARGO BUSINESS CREDIT, INC.

           Dated as of: May 7, 2001 but effective as of March 31, 2001

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                                Table of Contents

ARTICLE I  DEFINITIONS........................................................1
    Section 1.1 Definitions...................................................1

ARTICLE II  AMOUNT AND TERMS OF THE CREDIT FACILITY..........................10
    Section 2.1 Existing Advances............................................10
    Section 2.2 Revolving Advances...........................................11
    Section 2.3 Procedures for Requesting Revolving Advances.................12
    Section 2.4 Issuance of Letters of Credit................................12
    Section 2.5 Payment of Amounts Drawn Under Letters of Credit.............13
    Section 2.6 Special Account..............................................14
    Section 2.7 Obligations Absolute.........................................14
    Section 2.9 Requests for 2001 Capex Advances.............................15
    Section 2.10 Payments on Term Notes......................................16
    Section 2.11 Interest; Minimum Interest Charge...........................16
    Section 2.12 Fees........................................................17
    Section 2.13 Computation of Interest and Fees............................18
    Section 2.14 Capital Adequacy............................................18
    Section 2.15 Discretionary Nature of this Facility; Termination by the Lender; Automatic Renewal............................19
    Section 2.16 Voluntary Prepayment; Termination of the Credit
                 Facility by the Borrowers...................................19
    Section 2.17 Termination and Prepayment Fees.............................20
    Section 2.18 Mandatory Prepayment........................................20
    Section 2.19 Payment.....................................................21
    Section 2.20 Payment on Non-Banking Days.................................21
    Section 2.21 Use of Proceeds.............................................21
    Section 2.22 Liability Records...........................................21

ARTICLE III  SECURITY INTEREST; OCCUPANCY; SETOFF............................21
    Section 3.1 Grant of Security Interest...................................21
    Section 3.2 Notification of Account Debtors and Other Obligors...........21
    Section 3.3 Assignment of Insurance......................................22
    Section 3.4 Occupancy....................................................22
    Section 3.5 License......................................................23
    Section 3.6 Financing Statement..........................................23
    Section 3.7 Setoff.......................................................23
    Section 3.8 Accommodation Party Defenses Waived..........................24
    Section 3.9 Security Interest in Special Account.........................24
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ARTICLE IV  CONDITIONS OF WILLINGNESS TO CONSIDER LENDING....................24
    Section 4.1 Conditions Precedent to Lender's Willingness
         to Consider Making the Initial Revolving Term Advances and
         Issuing Letters of Credit...........................................24
    Section 4.2 Conditions Precedent to All Advances and Letters of
         Credit..............................................................25

ARTICLE V  REPRESENTATIONS AND WARRANTIES....................................25
    Section 5.1 Corporate Existence and Power; Name; Chief
         Executive Office; Inventory and Equipment Locations; Tax
         Identification Number...............................................25
    Section 5.2 Authorization of Borrowing; No Conflict as to
         Law or Agreements...................................................26
    Section 5.3 Legal Agreements.............................................26
    Section 5.4 Subsidiaries.................................................26
    Section 5.5 Financial Condition; No Adverse Change.......................27
    Section 5.6 Litigation...................................................27
    Section 5.7 Regulation U.................................................27
    Section 5.8 Taxes........................................................27
    Section 5.9 Titles and Liens.............................................27
    Section 5.10 Plans.......................................................27
    Section 5.11 Default.....................................................28
    Section 5.12 Environmental Matters.......................................28
    Section 5.13 Submissions to the Lender...................................29
    Section 5.14 Financing Statements........................................29
    Section 5.15 Rights to Payment...........................................29
    Section 5.16 Direct and Substantial Economic Interest....................30
    Section 5.17 Subrogation.................................................30
    Section 5.18 Joint and Several Liability.................................30

ARTICLEVI  BORROWERS' AFFIRMATIVE COVENANTS..................................30
    Section 6.1 Reporting Requirements.......................................30
    Section 6.2 Books and Records; Inspection and Examination................33
    Section 6.3 Account Verification.........................................33
    Section 6.4 Compliance with Laws.........................................33
    Section 6.5 Payment of Taxes and Other Claims............................34
    Section 6.6 Maintenance of Properties....................................34
    Section 6.7 Insurance....................................................34
    Section 6.8 Preservation of Existence....................................35
    Section 6.9 Delivery of Instruments, etc.................................35
    Section 6.10 Collateral Accounts.........................................35
    Section 6.11 Lockboxes...................................................35
    Section 6.12 Performance by the Lender...................................36
    Section 6.13 Minimum Debt Service Coverage Ratio.........................36
    Section 6.14 Minimum Net Income..........................................37
    Section 6.15 Minimum Book Net Worth......................................37

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    Section 6.16 Maximum Debt to Book Net Worth Ratio........................37
    Section 6.17 New Covenants...............................................37

ARTICLE VII  NEGATIVE COVENANTS..............................................38
    Section 7.1 Liens........................................................38
    Section 7.2 Indebtedness.................................................38
    Section 7.3 Guaranties...................................................39
    Section 7.4 Investments and Subsidiaries.................................39
    Section 7.5 Sale or Transfer of Assets; Suspension of Business
            Operations.......................................................40
    Section 7.6 Intellectual Property........................................40
    Section 7.7 Consolidation and Merger; Asset Acquisitions.................40
    Section 7.8 Sale and Leaseback...........................................40
    Section 7.9 Restrictions on Nature of Business...........................40
    Section 7.10 Capital Expenditures........................................40
    Section 7.11 Accounting..................................................41
    Section 7.12 Discounts, etc..............................................41
    Section 7.13 Defined Benefit Pension Plans...............................41
    Section 7.14 Other Defaults..............................................41
    Section 7.15 Place of Business; Name.....................................41
    Section 7.16 Organizational Documents; S Corporation Status..............41
    Section 7.17 Salaries....................................................41
    Section 7.18 Change in Ownership.........................................41

ARTICLE VIII  EVENTS OF DEFAULT, RIGHTS AND REMEDIES.........................42
    Section 8.1 Events of Default............................................42
    Section 8.2 Rights and Remedies..........................................44
    Section 8.3 Certain Notices..............................................45

ARTICLE IX  MISCELLANEOUS....................................................45
    Section 9.1 Restatement of Old Credit Documents..........................45
    Section 9.2 Release......................................................45
    Section 9.3 No Waiver; Cumulative Remedies...............................45
    Section 9.4 Amendments, Etc..............................................46
    Section 9.5 Addresses for Notices, Etc...................................46
    Section 9.6 Further Documents............................................46
    Section 9.7 Collateral...................................................47
    Section 9.8 Costs and Expenses...........................................47
    Section 9.9 Indemnity....................................................47
    Section 9.10 Participants................................................48
    Section 9.11 Execution in Counterparts...................................48
    Section 9.12 Binding Effect; Assignment; Complete Agreement;
            Exchanging Information...........................................48
    Section 9.13 Severability of Provisions..................................49

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    Section 9.14 Headings....................................................49
    Section 9.15 Governing Law; Jurisdiction, Venue; Waiver of Jury Trial... 50


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               AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

           Dated as of May 7, 2001 but effective as of March 31, 2001

     This Amended and Restated Credit and Security Agreement is made by and among MEDTOX SCIENTIFIC, INC., a Delaware corporation ("Scientific"), MEDTOX LABORATORIES, INC., a Delaware corporation ("Laboratories"), MEDTOX DIAGNOSTICS, INC., a Delaware corporation ("Diagnostics"), and CONSOLIDATED MEDICAL SERVICES, INC., a Delaware corporation ("Consolidated", and together with Scientific, Laboratories and Diagnostics, collectively, the "Borrowers, and each a
"Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation formerly known as Norwest Business Credit, Inc. (the "Lender").

     The Borrowers and the Lender are parties to the Old Credit Agreement (defined below). The Borrowers have requested that certain amendments be made to the Old Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein. Accordingly, the Borrowers and the Lender hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular; and

     (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

                  "2000 Capex Advances" has the meaning given in Section 2.1(b).

                  "2000 Capex Note" means the promissory note of the Borrowers, dated as of October 26, 2000, payable to the order of the Lender in the original principal amount $2,450,000.

                  "2000 Term Advances" has the meaning given in Section 2.1(c).

                  "2000 Term Note" means the term promissory note of the Borrowers, dated as of March 31, 2000, payable to the Lender in the

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         original principal amount of $3,185,000, and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time.

                  "2001 Capex Advances" has the meaning given in Section 2.1(b).

                  "2001 Capex Note" means the term promissory note of the Borrowers, substantially in the form of Exhibit A, and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time.

                  "Accounts" means all of the Borrowers' accounts, as such term is defined in the UCC, including without limitation the aggregate unpaid obligations of customers and other account debtors to the Borrowers arising out of the sale or lease of goods or rendition of services by the Borrowers on an open account or deferred payment basis.

                  "Advance" means a Revolving Advance or a Term Advance, and "Advances" means the Revolving Advances and the Term Advances.

                  "Affiliate" or "Affiliates" means any Person controlled by, controlling or under common control with the Borrowers, including (without limitation) any Subsidiary of any of the Borrowers. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreement" means this Credit and Security Agreement, as amended, supplemented or restated from time to time.

                  "Banking Day" means a day other than a Saturday, Sunday or other day on which banks are generally not open for business in Minneapolis, Minnesota.

                  "Book Net Worth" means the aggregate of the common and preferred stockholders' equity in the Borrowers, determined in accordance with GAAP.

                  "Borrowing Base" means, at any time and subject to change from time to time in the Lender's sole discretion, 85% of the Eligible Accounts of the Borrower requesting the Revolving Advance.

                  "Capital Expenditures" for a period means any expenditure of money for the purchase or construction of assets, or for improvements or additions thereto, which are capitalized on the Borrowers' balance sheets.
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                  "Change of Control" means the occurrence of any of the
following events:

                           (a) Any Person or "group" (as such term is used in
                  Sections 13(d) and 14(d) of the Securities Exchange Act of
                  1934) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a Person will be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than forty-nine percent (49%) of the voting power of all classes of voting stock of Scientific.

                           (b) During any consecutive two-year period,
                  individuals who at the beginning of such period constituted the board of directors of Scientific (together with any new directors whose election to such board of directors, or whose nomination for election by the stockholders of Scientific, was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Scientific then in office.

                           (c) Scientific is liquidated or dissolved or adopts a plan of liquidation or dissolution.

                  "Collateral" means all of the Borrowers' Equipment, General Intangibles, Inventory, Receivables, Investment Property, all sums on deposit in any Collateral Account or other account of the Borrowers, money, and any items in any Lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) proceeds of any and all of the foregoing; (iii) in the case of all tangible goods, all accessions; (iv) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any tangible goods; and (v) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

                  "Collateral Account" has the meaning given in the Collateral Account Agreement.

                  "Collateral Account Agreement" means the Collateral Account Agreement by and among the Borrowers, First Union National Bank of North Carolina and the Lender dated as of January 14, 1998.

                  "Collateral Account and Lockbox Agreement" means the Collateral Account and Lockbox Agreement of even date herewith by and among the Borrowers, Wells Fargo Bank Minnesota, National Association, Regulus West LLC and the Lender.
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                  "Companies" means the Borrowers and the St. Paul Real Estate
Subsidiary and "Company" means any of them.

                  "Credit Facility" means the discretionary credit facility being made available to the Borrowers by the Lender pursuant to Article II.

                  "Current Maturities of Long Term Debt" as of a given date means the amount of the Borrowers' long-term debt and capitalized leases which became due during the year-to-date period ending on the designated date.

                  "Debt" of any Person means all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as at the date as of which Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

                  "Debt Service Coverage Ratio" means the ratio of (i) the sum of (A) Net Income, plus (B) year-to-date depreciation expense, plus (C) year-to-date amortization expense to (ii) Current Maturities of Long Term Debt.

                  "Debt to Book Net Worth Ratio" as of a given date means the ratio of the Borrowers' Debt to the Borrowers' Book Net Worth.

                  "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

                  "Default Period" means any period of time beginning on the first day of any month during which a Default or Event of Default has occurred and ending on the date the Lender notifies the Borrowers in writing that such Default or Event of Default has been cured or waived.

                  "Default Rate" means, (i) with respect to the Revolving Advances, an annual rate equal to two percent (2%) over the Revolving Floating Rate, which rate shall change when and as the Revolving Floating Rate changes, and (ii) with respect to the Term Advances, an annual rate equal to two percent (2%) over the Term Floating Rate, which rate shall change when and as the Term Floating Rate changes.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Eligible Accounts" means with respect to a Borrower, or the Borrowers, all unpaid Accounts, net of any credits, and the following shall not in any event be deemed Eligible Accounts:

                           (i) that portion of Accounts unpaid 90 days or more after the invoice date;
                           (ii) that portion of Accounts that is disputed or
                  subject to a claim of offset or a contra account;
                           (iii) that portion of Accounts not yet earned by the
                  final delivery of goods or rendition of services, as applicable, by the Borrowers to the customer;
                           (iv) Accounts owed by any unit of government whether foreign or domestic;
                           (v) Accounts owed by an account debtor located
                  outside the United States which are not (A) backed by a bank letter of credit naming the Lender as beneficiary or assigned to the Lender, in the Lender's possession and acceptable to the Lender in all respects, in its sole discretion, (B) covered by a foreign receivables insurance policy acceptable to the Lender in its sole discretion;
                           (vi) Accounts owed by an account debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;
                           (vii) Accounts owed by a shareholder, Subsidiary, Affiliate, officer or employee of any of the Borrowers;
                           (viii) Accounts not subject to a duly
                           perfected security interest in the Lender's favor or which are subject to any lien, security interest or claim in favor of any Person other than the Lender including without limitation any payment or performance bond;
                           (ix) that portion of Accounts that has been restructured, extended, amended or modified;
                           (x) that portion of Accounts that constitutes advertising, finance charges, service charges or sales or excise taxes;
                           (xi) Accounts owed by an account debtor, regardless
                  of whether otherwise eligible, if 25% or more of the total amount due under Accounts from such debtor is ineligible under clauses (i), (ii), or (ix) above; and
                           (xii) Accounts, or portions thereof, otherwise deemed
ineligible by the Lender in its sole discretion.

                 "Environmental Laws" has the meaning specified in Section 5.12.

                  "Equipment" means all of the Borrowers' equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by the Borrowers.

                  "Event of Default" has the meaning specified in Section 8.1.

                  "Funding Date" has the meaning given in Section 2.2.

                  "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.5.

                  "General Intangibles" means all of the Borrowers' general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including (without limitation) all present and future patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Borrower's name, and the goodwill of the Borrowers' business.

                  "Hazardous Substance" has the meaning given in Section 5.12.

                  "Inventory" means all of the Borrowers' inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

                  "Investment Property" means all of the Borrowers' investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities.

                  "Issuer" means the issuer of any Letter of Credit.

                  "L/C Amount" means the sum of (i) the aggregate face amount of any issued and outstanding Letters of Credit and (ii) the unpaid amount of the Obligation of Reimbursement, determined, as the context requires, for each Borrower or all the Borrowers.

                  "L/C Application" means an application and agreement for Letters of Credit in a form acceptable to the Issuer and the Lender.

                  "Lender Account" has the meaning given in the Collateral Account and Lockbox Agreement.

                  "Letter of Credit" has the meaning given in Section 2.4.

                  "Loan Documents" means this Agreement, the Notes and the Security Documents.

                  "Lockbox" has the meaning given in the Lockbox Agreement and in the Collateral Account and Lockbox Agreement.

                  "Lockbox Agreements" means the Lockbox Agreement by and among the Borrowers, First Union National Bank of North Carolina and the Lender, dated as of January 14, 1998.

                  "Maturity Date" means March 31, 2003.

                  "Maximum Line" means $6,000,000.

                  "Minimum Interest Charge" has the meaning given in Section 2.11(c).

                  "Net Income" means fiscal year-to-date after-tax net income from continuing operations as determined in accordance with GAAP.

                  "Note" means the Revolving Note or a Term Note and "Notes" means the Revolving Note and the Term Notes.

                  "Obligation of Reimbursement" has the meaning given in Section 2.5(a).

                  "Obligations" means the Notes and each and every other debt, liability and obligation of every type and description which the Borrowers may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of the Borrowers, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, and the Obligation of Reimbursement, all indebtedness of the Borrowers arising under this Agreement, the Notes or any other loan or credit agreement or guaranty between the Borrowers and the Lender, whether now in effect or hereafter entered into.

                  "Old Credit Agreement" means that certain Credit and Security Agreement dated as of January 14, 1998, by and among the Borrowers and the Lender, as amended by First Amendment to Credit and Security Agreement dated as of May 22, 1998, Second Amendment to Credit and Security Agreement, Consent to Certain Transaction and Waiver of Defaults dated as of November 25, 1998, Third Amendment to Credit and Security Agreement and Waiver of Defaults dated as of April 1, 1999, a Fourth Amendment to Credit and Security Agreement dated as of June 4,

         1999, a Fifth Amendment to Credit and Security Agreement dated as of March 31, 2000, and a Sixth Amendment to Credit and Security Agreement dated as of October 26, 2000.

                  "Overall Borrowing Base" means, at any time and subject to change from time to time in the Lender's sole discretion, the lesser of:

                  (a)      the Maximum Line; or
                  (b)      85% of Eligible Accounts

                  "Permitted Lien" has the meaning given in Section 7.1.

                  "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan" means an employee benefit plan or other plan maintained for the Borrowers' employees and covered by Title IV of ERISA.

                  "Premises" means all premises where the Borrowers conduct their businesses and have any rights of possession, including (without limitation) the premises legally described in Exhibit C.

                  "Prime Rate" means the rate publicly announced from time to time by Wells Fargo Bank, National Association, as its "prime rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

                  "Receivables" means each and every right of the Borrowers to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Borrowers or by some other person who subsequently transfers such person's interest to the Borrowers, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which the Borrowers may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

                  "Reportable Event" shall have the meaning assigned to that term in Title IV of ERISA.

                  "Revolving Advance" has the meaning given in Section 2.2.

                  "Revolving Floating Rate" means an annual rate equal to the sum of the Prime Rate plus one percent (1.00%), which annual rate shall change when and as the Prime Rate changes.

                  "Revolving Note" means the Borrowers' revolving promissory note, payable to the order of the Lender in substantially the form of Exhibit A hereto and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time.

                  "Security Documents" means this Agreement, the Collateral Account Agreement, the Lockbox Agreement, and any other document delivered to the Lender from time to time to secure the Obligations, as the same may hereafter be amended, supplemented or restated from time to time.

                  "Security Interest" has the meaning given in Section 3.1.

                  "Special Account" means a specified cash collateral account maintained by a financial institution acceptable to the Lender in connection with Letters of Credit, as contemplated by Sections 2.6 and 3.9.

     "St. Paul Real Estate" means the land and building located at 402 West County Road D, St. Paul, Minnesota 55112.

     "St. Paul Real Estate Subsidiary" means New Brighton Business Center LLC, a Minnesota limited liability company, and a wholly owned Subsidiary of one of the Borrower's formed for the purpose of owning the St. Paul Real Estate.

                  "Subordinated Indebtedness" means indebtedness of any of the Borrowers which is subject to a subordination agreement in favor of the Lender, in a form acceptable to the Lender in its sole discretion.

                  "Subsidiary" means any corporation of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrowers, by the Borrowers and one or more other Subsidiaries, or by one or more other Subsidiaries.

                  "Tax Expense" as of any date means state and federal income taxes recorded by the Borrowers for the year-to-date period ending on such date.

                  "Term Advance" means a 2000 Capex Advance, a 2000 Term Advance or a 2001 Capex Advance and "Term Advances" means the 2000 Capex Advances, the 2000 Term Advances and the 2001 Capex Advances.

                  "Term Floating Rate" means an annual rate equal to the sum of the Prime Rate plus one and one-quarter percent (1.25%), which annual rate shall change when and as the Prime Rate changes.

                  "Term Note" means the 2000 Term Note, the 2000 Capex Note or the 2001 Capex Note and "Term Notes" means the 2000 Term Note, the 2000 Capex Note and the 2001 Capex Note.

                  "Termination Date" means the earliest of (i) the Maturity Date, (ii) the date the Borrowers terminate the Credit Facility, or
         (iii) the date the Lender demands payment of the Obligations.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the state designated in Section 9.15 as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion hereof.

                  Section 1.2 Cross References. All references in this Agreement to Articles, Sections and subsections, shall be to Articles, Sections and subsections of this Agreement unless otherwise explicitly specified.

                                   ARTICLE II

                     AMOUNT AND TERMS OF THE CREDIT FACILITY

                  Section 2.1 Existing Advances.
                              -----------------

                  (a) Existing Revolving Advances. The Lender has made various revolving advances to the Borrowers (the "Existing Revolving Advances"), the Borrowers' obligation to pay which is evidenced by the Revolving Note. As of March 31, 2001, the outstanding principal balance of the Existing Revolving Advances made to Scientific was $0. As of March 31, 2001, the outstanding principal balance of the Existing Revolving Advances made to Diagnostics was $0, with interest paid through February 28, 2001. As of March 31, 2001, the outstanding principal balance of the Existing Revolving Advances made to Laboratories was $3,967,007.99, with interest paid through February 28, 2001. As of March 31, 2001, the outstanding principal balance of the Existing Revolving Advances made to Consolidated was $0. No Borrower has any claim, defense or offset to enforcement of the Revolving Note.

         Upon execution and delivery of this Agreement, the Existing Revolving Advances shall be deemed to be Revolving Advances made pursuant to
         Section 2.2 and repayable in accordance with the Revolving Note.

                  (b) 2000 Capex Advances. The Lender has made various term advances to the Borrowers to finance capital expenditures (the "2000 Capex Advances"), the Borrowers' obligation to pay which is evidenced by the 2000 Capex Note. As of March 31, 2001, the outstanding principal balance of the 2000 Capex Note was $1,602,580.12, with interest paid through February 28, 2001. No Borrower has any claim, defense or offset to enforcement of the 2000 Capex Note.

                  (c) 2000 Term Advances. The Lender has made various term advances to the Borrowers (the "2000 Term Advances"), the Borrowers' obligation to pay which is evidenced by the 2000 Term Note. As of March 31, 2001, the outstanding principal balance of the 2000 Term Note was $2,455,104.24, with interest paid through February 28, 2001. No Borrower has any claim, defense or offset to enforcement of the 2000 Term Note.

                  (d) The Old Credit Documents constitute the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms. No Borrower has any claim, defense or offset to enforcement of the Old Credit Documents.

                  Section 2.2 Revolving Advances. The Lender may, in its sole discretion, make advances to the Borrowers from time to time from the date all of the conditions set forth in Section 4.1 are satisfied (the "Funding Date") to the Termination Date, on the terms and subject to the conditions herein set forth (the "Revolving Advances"). The Lender shall not consider any request for a Revolving Advance if, after giving effect to such requested Revolving Advance, the sum of the outstanding and unpaid Revolving Advances and the L/C Amount would exceed the Overall Borrowing Base. The Borrowers' obligation to pay the Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral as provided in Article III. Within the limits set forth in this Section 2.2, the Borrowers may request Revolving Advances, prepay pursuant to Section 2.16 and request additional Revolving Advances. Revolving Advances, and requests for such Revolving Advances, will be made on an individual Borrower basis. The Lender shall not consider any requests for Revolving Advances by a Borrower if, after giving effect to such requested Revolving Advances, the sum of the outstanding and unpaid Revolving Advances and L/C Amount of that Borrower would exceed the Borrowing Base of that Borrower.

                  Section 2.3 Procedures for Requesting Revolving Advances. The Borrowers agree to comply with the following procedures in requesting Revolving Advances under this Section 2.2:

                  (a) The Borrower seeking the Revolving Advance shall make each request for a Revolving Advance to the Lender before 11:00 a.m. (Minneapolis, Minnesota time) of the day of the requested Revolving Advance. Requests may be made in writing or by telephone, specifying the date of the requested Revolving Advance and the amount thereof. Each request shall be by (i) any officer of a Borrower; or (ii) any person designated as a Borrower's agent by any officer of that Borrower in a writing delivered to the Lender; or (iii) any person whom the Lender reasonably believes to be an officer of that Borrower or such a designated agent.

                  (b) Upon fulfillment of the applicable conditions set forth in
         Article IV, the Lender shall disburse the proceeds of the requested Revolving Advance by crediting the same to the Borrower's demand deposit account maintained with Wells Fargo Bank Minnesota, National Association, in the case of Revolving Advances made to Laboratories, or First Union National Bank of North Carolina, in the case of Revolving Advances made to Diagnostics, unless the Lender and the Borrower shall agree in writing to another manner of disbursement. Upon the Lender's request, the Borrowers shall promptly confirm each telephonic request for a Revolving Advance by executing and delivering an appropriate confirmation certificate to the Lender. The Borrowers shall repay all Revolving Advances even if the Lender does not receive such confirmation and even if the person requesting a Revolving Advance was not in fact authorized to do so. Any request for a Revolving Advance, whether written or telephonic, shall be deemed to be a representation by the Borrowers that the conditions set forth in Section 4.2 have been satisfied as of the time of the request.

                  Section 2.4 Issuance of Letters of Credit.
                              -----------------------------

                  (a) The Lender may, in its sole discretion, cause to be issued by an Issuer one or more letters of credit for the account of Laboratories and/or Diagnostics (each a "Letter of Credit") from time to time during the period from the date of the Second Amendment until the Termination Date, in an aggregate amount at any time outstanding not to exceed the lesser of:

                         (i) $500,000 less the aggregate L/C Amount for both Laboratories and Diagnostics, or

                         (ii) the Borrowing Base for Laboratories and/or Diagnostics, as applicable, less the sum of (A) all outstanding and unpaid Advances to Laboratories and/or
                    Diagnostics, as applicable, and (B) the L/C Amount of Laboratories and/or Diagnostics, as applicable.

         Each Letter of Credit, if any, shall be issued pursuant to a separate L/C Application entered into by Laboratories and/or Diagnostics, as applicable, and the Lender as co-applicants for the benefit of the Issuer, completed in a manner satisfactory to the Lender and the Issuer. The terms and conditions set forth in each such L/C Application shall supplement the terms and conditions hereof, but in the event of inconsistency between the terms of any such L/C Application and the terms hereof, the terms hereof shall control.

                         (b) No Letter of Credit  shall be issued with an expiry
                    date later than the Maturity Date.

                         (c) Any request for the  issuance of a Letter of Credit
                    under this Section 2.4 shall be deemed to be a representation by the Borrowers that the statements set forth in Section 4.2 are correct as of the time of the request.

                  Section 2.5 Payment of Amounts Drawn Under Letters of Credit. The Borrowers acknowledge that the Lender, as co-applicant, will be liable to the Issuer of any Letter of Credit for reimbursement of any and all draws thereunder and all other amounts required to be paid under the applicable L/C Application. Accordingly, the Borrowers shall pay to the Lender any and all amounts required to be paid under the applicable L/C Application, when and as required to be paid thereby, and the amounts designated below, when and as designated:

                  (a) The Borrowers shall pay the Lender on the day a draft is honored under any Letter of Credit a sum equal to all amounts drawn under such Letter of Credit plus any and all reasonable charges and expenses that the Issuer or the Lender may pay or incur relative to such draw, plus interest on all such amounts, charges and expenses as set forth below (all such amounts are hereinafter referred to, collectively, as the "Obligation of Reimbursement").

                  (b) The Borrowers shall pay the Lender on demand interest on all amounts, charges and expenses payable by the Borrowers to the Lender under this Section 2.5, accrued from the date any such draft, charge or expense is paid by the Issuer until payment in full by the Borrowers at the Revolving Floating Rate.

If the Borrowers fail to pay to the Lender promptly the amount of the Obligation of Reimbursement in accordance with the terms hereof and the L/C Application pursuant to which such Letter of Credit was issued, the Lender is hereby irrevocably authorized and directed, in its sole discretion, to make a Revolving Advance to the applicable account party(ies) in an amount sufficient to discharge the Obligation of Reimbursement, including all interest accrued thereon but unpaid at the time of such Revolving Advance, and such Revolving Advance shall be evidenced by the Revolving Note and shall bear interest as provided in Section 2.11.

                  Section 2.6 Special Account. If the Lender terminates this Credit Facility pursuant to Section 2.15, or this Credit Facility is otherwise terminated for any reason whatsoever, while any Letter of Credit is outstanding, the Borrowers shall thereupon pay the Lender in immediately available funds for deposit in the Special Account an amount equal to the maximum aggregate amount available to be drawn under all Letters of Credit then outstanding, assuming compliance with all conditions for drawing thereunder. The Special Account shall be maintained for the Lender by any financial institution acceptable to the Lender. Any interest earned on amounts deposited in the Special Account shall be credited to the Special Account. Amounts on deposit in the Special Account may be applied by the Lender at any time or from time to time to the Obligation of Reimbursement or any other Obligations, in the Lender's sole discretion, and shall not be subject to withdrawal by the Borrowers so long as the Lender maintains a security interest therein. The Lender agrees to transfer any balance in the Special Account to the Borrowers at such time as the Lender is required to release its security interest in the Special Account under applicable law.

                  Section 2.7 Obligations Absolute. The obligations of the Borrowers arising under Section 2.5 shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including (without limitation) the following circumstances:

                         (a) any lack of validity or enforceability of any Letter of Credit or any other agreement or instrument relating to any Letter of Credit (collectively the "Related Documents");

                         (b) any amendment or waiver of or any consent to departure from all or any of the Related Documents;

                         (c) the  existence  of any  claim,  setoff,  defense or
                    other right which the Borrowers may have at any time, against any beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), or other person or entity, whether in connection with this Agreement, the transactions contemplated herein or in the Related Documents or any unrelated transactions;

                  (d) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                  (e) payment by or on behalf of the Issuer or the Lender under any Letter of Credit against presentation of a draft or certificate which does not strictly comply with the terms of such Letter of Credit; or

                         (f) any other  circumstance  or  happening  whatsoever,
                    whether or not similar to any of the foregoing.

                  Section 2.8 2001 Capex Advances. The Lender may, in its sole discretion, make advances to the Borrowers from time to time, from the Funding Date through March 31, 2002, in an aggregate amount not to exceed the lesser of $3,500,000 or eighty percent (80%) of the purchase price (less insurance, freight, delivery, interest, taxes, installation, licenses or any similar costs or expenses, and less any discounts, rebates, refunds or other reductions in price) of new Equipment (the "2001 Capex Advances"). The Borrowers' obligation to pay the 2001 Capex Advances shall be evidenced by the 2001 Capex Note and shall be secured by the Collateral as provided in Article III. The 2001 Capex Advances are term advances. Any 2001 Capex Advances that are prepaid may not be reborrowed. After the first 2001 Capex Advance is made, the Lender intends to obtain, at the Borrowers' expense, an appraisal of all Equipment and all equipment owned by all Subsidiaries of the Borrowers. The Lender expects such appraisal to occur within sixty (60) days after the first 2001 Capex Advance is made.

                  Section 2.9 Requests for 2001 Capex Advances. The Borrowers shall comply with the following procedures when requesting 2001 Capex Advances:

                  (a) The Borrowers shall request no more than two (2) 2001 Capex Advances between the Funding Date and August 31, 2001 and no more than two (2) 2001 Capex Advances between September 1, 2001 and March 15, 2002.

                  (b) Requests for a 2001 Capex Advance shall be made on an individual Borrower basis and shall be made in writing, by a person authorized under Section 2.3, specifying the amount of the 2001 Capex Advance, and the date it is to be made, which shall be at least five
         (5) Banking Days after the date of the request. The Borrowers shall be obligated to repay all 2001 Capex Advances notwithstanding the fact that the Person requesting the same was not in fact authorized to do so. Any request for a 2001 Capex Advance shall be deemed to be a representation by the Borrowers that the conditions set forth in
         Section 4.2 have been met as of the time of the request.

                  (c) Each request shall be accompanied by (i) the actual invoice and purchase order for the newly acquired Equipment, (ii) a description of such Equipment, (iii) evidence of (A) delivery of such Equipment to the applicable Borrower and its acceptance by the applicable Borrower, (B) title to such Equipment in the name of the applicable Borrower, (C) payment therefor or a letter from the applicable Borrower directing the Lender to disburse the 2001 Capex Advance proceeds to the Equipment vendor directly, (D) the Lender's first priority security interest in such Equipment, (E) insurance on such Equipment in form and substance acceptable to the Lender; and (iv) such other documentation or information as the Lender may require.

                  (d) Upon the Lender's determination to make a 2001 Capex Advance, the Lender shall disburse the amount of the 2001 Capex Advance by crediting the same to the demand deposit account of the applicable Borrower, as specified in Section 2.2, unless the applicable Borrower and the Lender shall agree in writing to another manner of disbursement.

                  Section 2.10 Payments on Term Notes. The outstanding principal balance of the Term Notes shall be due and payable on demand, and if no demand is made, as follows:

                  (a) 2000 Capex Note. Beginning on March 1, 2001, and on the first day of each month thereafter, the Borrowers shall pay the 2000 Capex Note in substantially equal monthly installments of $29,188.13, allocated to each Borrower based on each Borrower's portion of the aggregate 2000 Capex Advances. On the Termination Date, the entire unpaid principal balance of the 2000 Capex Note, and all unpaid interest accrued thereon, shall in any event be due and payable.

                  (b) 2000 Term Note. Beginning on March 1, 2001, and on the first day of each month thereafter, the Borrowers shall pay the 2000 Term Note in substantially equal monthly installments of $66,354.49, allocated to each Borrower based on each Borrower's portion of the aggregate 2000 Term Advances. On the Termination Date, the entire unpaid principal balance of the 2000 Term Note, and all unpaid interest accrued thereon, shall in any event be due and payable.

                  (c)      2001 Capex Note.
                           (i) The amount of each 2001 Capex Advance shall be
                  due and payable beginning on the first day of the first month after the date on which that 2001 Capex Advance is made, and continuing on the first day of each month thereafter, in substantially equal monthly installments in an amount sufficient to fully amortize the principal balance of that 2001 Capex Advance in 60 equal monthly installments; the principal amount to be paid each month on the 2001 Capex Note shall be the sum of such monthly installments; and
                           (ii) On the Termination Date, the entire unpaid
                  principal balance of the 2001 Capex Note, and all unpaid interest accrued thereon, shall be due and payable in full.

                  Section 2.11 Interest; Minimum Interest Charge. Interest accruing on the Notes shall be due and payable in arrears on the first day of each month and on the Termination Date, and shall be paid by means of a Revolving Advance, allocated between the Borrower, on a proportional basis.

                         (a) Revolving Note. Except as set forth in Sections 2.11(d) and (f), the outstanding principal balance of the Revolving Note shall bear interest at the Revolving Floating Rate.

                         (b) Term Notes. Except as set forth in Sections 2.11(d)
                    and (f), the outstanding principal balance of the Term Notes shall bear interest at the Term Floating Rate.

                  (c) Minimum Interest Charge. Notwithstanding the interest payable pursuant to Sections 2.11(a) and (b), the Borrowers shall pay to the Lender interest of not less than $80,000 per calendar year (the "Minimum Interest Charge") during the term of this Agreement, and the Borrowers shall pay any deficiency between the Minimum Interest Charge and the amount of interest otherwise calculated under Sections 2.11(a) and (b) on March 31st of each year and on the Termination Date.

                  (d) Default Interest Rate. At any time during any Default Period, in the Lender's sole discretion and without waiving any of its other rights and remedies, the principal of the Advances outstanding from time to time shall bear interest at the Default Rate, effective for any periods designated by the Lender from time to time during that Default Period.

                  (e) Participations. If any Person shall acquire a participation in the Advances under this Agreement, the Borrowers shall be obligated to the Lender to pay the full amount of all interest calculated under this Section 2.11, along with all other fees, charges and other amounts due under this Agreement, regardless if such Person elects to accept interest with respect to its participation at a lower rate than the Revolving Floating Rate or the Term Floating Rate or otherwise elects to accept less than its prorata share of such fees, charges and other amounts due under this Agreement.

                  (f) Usury. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law.

                  Section 2.12 Fees.
                               ----
                  (a) Audit Fees. The Borrowers shall pay the Lender, on demand, audit fees in connection with any audits or inspections conducted by the Lender of any Collateral or the Borrowers' operations or business at the rates established from time to time by the Lender as its audit fees (which fees are currently $62.50 per hour per auditor), together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection. Such audits shall be conducted, at the least, on a quarterly basis.

                  (b) Letter of Credit Fees. The Borrowers shall pay the Lender a fee with respect to each Letter of Credit, if any, accruing on a daily basis and computed at the annual rate of two percent (2.0%) of the aggregate amount that may then be drawn on all issued and outstanding Letters of Credit, assuming compliance with all conditions for drawing thereunder (the "Aggregate Face Amount") from and including the date of issuance of such Letter of Credit until such date as such Letter of Credit shall terminate by its terms or be returned to the Lender, due and payable monthly in arrears on the first day of each month and on the Termination Date; provided, however that during Default Periods, in the Lender's sole discretion and without waiving any of its other rights and remedies, such fee shall increase to four percent (4%) of the Aggregate Face Amount. The foregoing fee shall be in addition to any and all fees, commissions and charges of any Issuer of a Letter of Credit with respect to or in connection with such Letter of Credit.

                  (c) Letter of Credit Administrative Fees. The Borrowers shall pay the Lender, on demand, the reasonable administrative fees charged by the Issuer in connection with the honoring of drafts under any Letter of Credit, amendments thereto, transfers thereof and all other activity with respect to the Letters of Credit at the then-current rates published by the Issuer for such services rendered on behalf of customers of the Issuer generally.

                  Section 2.13 Computation of Interest and Fees. Interest accruing on the outstanding principal balance of the Advances and fees hereunder outstanding from time to time shall be computed on the basis of actual number of days elapsed in a year of 360 days.

                  Section 2.14 Capital Adequacy. If any Related Lender determines at any time that its Return has been reduced as a result of any Rule Change, such Related Lender may require the Borrowers to pay it the amount necessary to restore its Return to what it would have been had there been no Rule Change. For purposes of this Section 2.14:

                  (a) "Capital Adequacy Rule" means any law, rule, regulation, guideline, directive, requirement or request regarding capital adequacy, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender. Such rules include rules requiring financial institutions to maintain total capital in amounts based upon percentages of outstanding loans, binding loan commitments and letters of credit.

                  (b) "L/C Rule" means any law, rule, regulation, guideline, directive, requirement or request regarding letters of credit, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender. Such rules include rules imposing taxes, duties or other similar charges, or mandating reserves, special deposits or similar requirements against assets of, deposits with or for the account of, or credit extended by any Related Lender, on letters of credit.

                  (c) "Related Lender" includes (but is not limited to) the Lender, any parent corporation of the Lender and any assignee of any interest of the Lender hereunder and any participant in the loans made hereunder.

                  (d) "Return", for any period, means the return as determined by a Related Lender on the Advances based upon its total capital requirements and a reasonable attribution formula that takes account of the Capital Adequacy Rules then in effect and amounts received or receivable under this Agreement or the Notes with respect to any Advance. Return may be calculated for each calendar quarter and for the shorter period between the end of a calendar quarter and the date of termination in whole of this Agreement.

                  (e) "Rule Change" means any change in any Capital Adequacy Rule or L/C Rule occurring after the date of this Agreement, but the term does not include any changes in applicable requirements that at the Closing Date are scheduled to take place under the existing Capital Adequacy Rules or L/C Rules or any increases in the capital that any Related Lender is required to maintain to the extent that the increases are required due to a regulatory authority's assessment of the financial condition of such Related Lender.

The Lender will promptly notify the Borrowers of any event of which it has knowledge, occurring after the date hereof, which will entitle the Lender to compensation pursuant to this Section 2.14. Certificates of any Related Lender sent to the Borrowers from time to time claiming compensation under this Section 2.14, stating the reason therefor and setting forth in reasonable detail the calculation of the additional amount or amounts to be paid to the Related Lender hereunder to restore its Return shall be conclusive absent manifest error. In determining such amounts, the Related Lender may use any reasonable averaging and attribution methods.

                  Section 2.15 Discretionary Nature of this Facility; Termination by the Lender; Automatic Renewal. This Agreement contains the terms and conditions upon which the Lender presently expects to make Advances to the Borrowers. Each Advance by the Lender to the Borrowers shall be in the Lender's sole discretion, and the Lender need not show that an adverse change has occurred in any of the Borrowers' conditions, financial or otherwise, or that any of the conditions of Article IV have not been met, in order to refuse to make any requested Advance, to cause any Letter of Credit to be issued, or to demand payment of the Obligations. The Lender may at any time terminate the revolving portion of the Credit Facility whereupon the Lender shall no longer consider requests for Advances or Letters of Credit under this Agreement.

                  Section 2.16 Voluntary Prepayment; Termination of the Credit Facility by the Borrowers. Except as otherwise provided herein, the Borrowers may prepay the Revolving Advances in whole at any time or from time to time in part. The Borrowers may prepay the Term Advances, and terminate the Credit Facility at any time if it (i) gives the Lender at least 30 days' prior written notice and (ii) pays the Lender the prepayment or termination fees in accordance with Section 2.17. Any prepayment of the Term Advances must be in an amount not less than $100,000 or an integral multiple thereof. If the Borrowers terminate the revolving Credit Facility, all Obligations shall be immediately due and payable. Any partial prepayments of any of the Term Advances shall be applied to principal payments due and owing in inverse order of their maturities. Upon termination of the Credit Facility and payment and performance of all Obligations, the Lender shall release or terminate the Security Interest and the Security Documents to which the Borrowers are entitled by law.

                  Section 2.17 Termination and Prepayment Fees.
                               -------------------------------
                  (a) Termination Fees. If the Credit Facility is terminated for any reason as of a date other than the Maturity Date, the Borrowers shall pay the Lender a fee in an amount equal to a percentage of the Maximum Line as follows: (i) three percent (3.0%) if the termination or reduction occurs on or before March 31, 2001; (ii) two percent (2.0%) if the termination or reduction occurs after March 31, 2001, but on or before March 31, 2002; and (iii) one percent (1.0%) if the termination or reduction occurs after March 31, 2002, but before the Maturity Date.

                  (b) Prepayment Fees. If the Term Advances are prepaid for any reason, the Borrowers shall pay to the Lender a fee in an amount equal to a percentage of the amount prepaid as follows: (i) three percent (3.00%) if prepayment occurs on or before March 31, 2001; (ii) two percent (2.00%) if prepayment occurs after March 31, 2001, but on or before March 31, 2002; and (iii) one percent (1.00%) if prepayment occurs after March 31, 2002, but before the Maturity Date.

                  (c) Waiver of Termination and Prepayment Fees. The Borrowers will not be required to pay the termination or prepayment fees otherwise due under this Section 2.16 if such termination or prepayment is made because of increased cash flow generated from the Borrowers' operations or refinancing by an affiliate of the Lender.

                  Section 2.18 Mandatory Prepayment. Without notice or demand, if the outstanding principal balance of the Revolving Advances plus the L/C Amount shall at any time exceed the Overall Borrowing Base, or, if for any Borrower, the outstanding principal balance of the Revolving Advances plus the L/C Amount for that Borrower shall at any time exceed that Borrower's Borrowing Base, the Borrowers shall (i) immediately prepay the Revolving Advances to the extent necessary to eliminate such excess; and (ii) if prepayment in full of the Revolving Advances is insufficient to eliminate such excess, pay to the Lender in immediately available funds for deposit in the Special Account an amount equal to the remaining excess. Any payment received by the Lender under this
Section 2.18 or under Section 2.16 may be applied to the Obligations, in such order and in such amounts as the Lender, in its discretion, may from time to time determine; provided that any prepayment under Section 2.16 which the Borrowers designate as a partial prepayment of the Term Notes shall be applied to principal installments of the Term Notes in inverse order of maturity.

                  Section 2.19 Payment. All payments to the Lender shall be made in immediately available funds and shall be applied to the Obligations one Banking Day after receipt by the Lender. The Lender may hold all payments not constituting immediately available funds for three (3) additional days before applying them to the Obligations. Notwithstanding anything in Section 2.2, the Borrowers hereby authorize the Lender, in its discretion at any time or from time to time without the Borrowers' request and even if the conditions set forth in Section 4.2 would not be satisfied, to make a Revolving Advance in an amount equal to the portion of the Obligations from time to time due and payable.

                  Section 2.20 Payment on Non-Banking Days. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest on the Advances or the fees hereunder, as the case may be.

                  Section 2.21 Use of Proceeds. The Borrowers shall use the proceeds of Revolving Advances for ordinary working capital purposes.

                  Section 2.22 Liability Records. The Lender may maintain from time to time, at its discretion, liability records as to the Obligations. All entries made on any such record shall be presumed correct until the Borrowers establish the contrary. Upon the Lender's demand, the Borrowers will admit and certify in writing the exact principal balance of the Obligations that the Borrowers then assert to be outstanding. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrowers unless the Borrowers give the Lender specific written notice of exception within 30 days after receipt.

                                   ARTICLE III

                      SECURITY INTEREST; OCCUPANCY; SETOFF

                  Section 3.1 Grant of Security Interest. Each of the Borrowers hereby pledge, assign and grant to the Lender a security interest (collectively referred to as the "Security Interest") in the Collateral, as security for the payment and performance of the Obligations.

                  Section 3.2 Notification of Account Debtors and Other Obligors. The Lender may at any time (whether or not a Default Period then exists) notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrowers will join in giving such notice if the Lender so requests. At any time after the Borrowers or the Lender give such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in the Borrowers' names, (a) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (b) as the Borrowers' agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of the Borrowers' mail to any address designated by the Lender, otherwise intercept the Borrowers' mail, and receive, open and dispose of the Borrowers' mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrowers' account or forwarding such mail to the Borrowers' last known address.

                  Section 3.3 Assignment of Insurance. As additional security for the payment and performance of the Obligations, the Borrowers hereby assign to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrowers with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrowers hereby direct the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether or not a Default Period then exists, the Lender may (but need not), in the Lender's name or in the Borrowers' name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

                  Section 3.4 Occupancy.
                              ---------
                  (a) The Borrowers hereby irrevocably grant to the Lender the right to take possession of the Premises at any time during a Default Period.

                  (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes.

                  (c) The Lender's right to hold the Premises shall cease and terminate upon the earlier of (i) payment in full and discharge of all Obligations, and (ii) final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

                  (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, the Borrowers shall reimburse the Lender promptly for the full amount thereof. In addition, the Borrowers will pay, or reimburse the Lender for, all taxes, fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this Section 3.4.

                  Section 3.5 License. The Borrowers hereby grant to the Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Borrowers for the purpose of selling, leasing or otherwise disposing of any or all Collateral during any Default Period.

                  Section 3.6 Financing Statement. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by the Borrowers is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, the following information is set forth:

                  Names and addresses of Borrowers:

                  Medtox Scientific, Inc.
                  402 West County Road D
                  St. Paul, Minnesota 55112
                  Federal Tax Identification No. 95-3863205

                  Medtox Laboratories, Inc.
                  402 West County Road D
                  St. Paul, Minnesota 55112
                  Federal Tax Identification No. 52-1130579

                  Medtox Diagnostics, Inc.
                  1238 Anthony Road
                  Burlington, North Carolina 27215
                  Federal Tax Identification No. 54-1548727

                  Consolidated Medical Services, Inc.
                  402 West County Road D
                  St. Paul, Minnesota 55112
                  Federal Tax Identification No. 41-1923633

                  Name and address of Secured Party:

                  Wells Fargo Business Credit, Inc.
                  MAC N9312-040
                  Wells Fargo Center
                  Sixth & Marquette
                  Minneapolis, MN 55479
                  Federal Tax Identification No. 41-1237652

                  Section 3.7 Setoff. The Borrowers agree that the Lender may at any time or from time to time, at its sole discretion and without demand and without notice to anyone, setoff any liability owed to the Borrowers by the Lender, whether or not due, against any Obligation, whether or not due. In addition, each other Person holding a participating interest in any Obligations shall have the right to appropriate or setoff any deposit or other liability then owed by such Person to the Borrowers, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to the Borrowers the amount of such participating interest.

                  Section 3.8 Accommodation Party Defenses Waived. The parties intend that each Borrower shall be fully liable, jointly and severally, for all Obligations. Nonetheless, in case a court finds that any Borrower is not such a primary obligor with respect to all or any part of the Obligations, the Borrowers expressly waive the benefit of any and all defenses and discharges available to a guarantor, surety, endorser or accommodation party dependent on an obligor's character as such. Without limiting the generality of the foregoing, the liability of each Borrower hereunder shall not be affected or impaired in any way by any of the following acts or things (which the Lender is hereby expressly authorized to do, omit or suffer from time to time without notice to or consent of anyone): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any Obligations; (ii) any extension or renewal of any Obligations (whether or not for longer than the original period) or any modification of the interest rate, maturity or other terms of any Obligations; (iii) any waiver or indulgence granted to any other Borrower, and any delay or lack of diligence in the enforcement of the Obligations; (iv) any full or partial release of, compromise or settlement with, or agreement not to sue, any other Borrower, guarantor or other person liable on any Obligations; (v) any release, surrender, cancellation or other discharge of any Obligations or the acceptance of any instrument in renewal or substitution for any instrument evidencing any Obligations; (vi) any failure to obtain collateral security (including rights of setoff) for any Obligations, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security for any Obligations; (vii) any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any Collateral, or other collateral security for the Obligations; (viii) any assignment, sale, pledge or other transfer of any of Obligations; or (ix) any manner, order or method of application of any payments or credits on any Obligations.

                  Section 3.9 Security Interest in Special Account. The Borrowers hereby pledge, and grant to the Lender a security interest in, all funds held in the Special Account from time to time and all proceeds thereof, as security for the payment of all Obligations."

                                   ARTICLE IV

                  CONDITIONS OF WILLINGNESS TO CONSIDER LENDING

                  Section 4.1 Conditions Precedent to Lender's Willingness to Consider Making the Initial Revolving Term Advances and Issuing Letters of Credit. The Lender's willingness to consider making the initial Revolving Advances and the initial Term Advances and to cause any Letters of Credit to be issued shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the
Lender:

                         (a) This  Agreement,  properly  executed by each of the
                    Borrowers.

                         (b) The 2001 Capex Note,  properly  executed by each of
                    the Borrowers.

                         (c) The Collateral Account and Lockbox Agreement, properly executed by the Borrowers and Wells Fargo Bank Minnesota, National Association.

                         (d) A landlord  disclaimer,  duly  executed  by the St.
                    Paul Real Estate Subsidiary.

                         (e) A separate  certificate  of each of the  Borrowers'
                    secretaries or assistant secretaries certifying as to (i) the resolutions of such Borrowers' directors and if required, shareholders, authorizing the execution, delivery and performance of the Loan Documents, (ii) such Borrowers' articles of incorporation and bylaws, and (iii) the signatures of such Borrowers' officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on such Borrowers' behalf.

                         (f) An opinion of counsel to the  Borrowers,  addressed
                    to the Lender.

                         (g) Such  other  documents  as the  Lender  in its sole
                    discretion may require.

                  Section 4.2 Conditions Precedent to All Advances and Letters of Credit. The Lender will not consider any request for an Advance or the issuance of a Letter of Credit unless on such date:

                  (a) the representations and warranties contained in Article IV are correct on and as of such date as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

                  (b) no event has occurred and is continuing, or would result from such Advance or the issuance of such Letter of Credit which constitutes a Default or an Event of Default.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         The Borrowers represent and warrant to the Lender as follows:

                  Section 5.1 Corporate Existence and Power; Name; Chief Executive Office; Inventory and Equipment Locations; Tax Identification Number. The Borrowers are each corporations, duly organized, validly existing and in good standing under the laws of the State of Delaware and are duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. No dissolution or termination of any of the Borrowers has occurred, and no notice of dissolution or articles of termination have been filed with respect to any of the Borrowers. The Borrowers have all requisite power and authority, corporate or otherwise, to conduct their businesses, to own their properties and to execute and deliver, and to perform all of their obligations under, the Loan Documents. During their existence, the Borrowers have done business solely under the names set forth in Schedule 5.1 hereto. The Borrowers' chief executive offices and principal places of business are located at the addresses set forth in Schedule 5.1 hereto, and all of the Borrowers' records relating to their businesses or the Collateral are kept at those locations. All Inventory and Equipment is located at those locations or at one of the other locations set forth in Schedule 5.1 hereto. The Borrowers' tax identification numbers are correctly set forth in Section 3.6 hereto.

                  Section 5.2 Authorization of Borrowing; No Conflict as to Law or Agreements. The execution, delivery and performance by the Borrowers of the Loan Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of any of the Borrowers' shareholders; (ii) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; (iii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to any of the Borrowers or of any of the Borrowers' articles of incorporation and bylaws; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which any of the Borrowers are a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by any of the Borrowers.

                  Section 5.3 Legal Agreements. This Agreement constitutes and, upon due execution by the Borrowers, the other Loan Documents will constitute the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms.

                  Section 5.4 Subsidiaries. Except as disclosed on Schedule 5.4, the Borrowers have no Subsidiaries.

                  Section 5.5 Financial Condition; No Adverse Change. The Borrowers have heretofore furnished to the Lender their audited financial statements for its fiscal year ended December 31, 1999, and their unaudited financial statements for the fiscal year-to-date period ended December 31, 2000, and those statements fairly present each Borrower's financial condition on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with GAAP. Since the date of the most recent financial statements, there has been no material adverse change in any Borrower's businesses, properties or conditions (financial or otherwise).

                  Section 5.6 Litigation. Except as disclosed on Schedule 5.6, there are no actions, suits or proceedings pending or, to any Borrower's knowledge, threatened against or affecting any Borrower or any Affiliates of the Borrowers or the properties of any of the Borrowers or any of their Affiliates before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Borrowers or any of their Affiliates, would have a material adverse effect on the financial condition, properties or operations of the Borrowers or any of their Affiliates.

                  Section 5.7 Regulation U. The Borrowers are not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

                  Section 5.8 Taxes. The Borrowers and their Affiliates have paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by each of them. The Borrowers and their Affiliates have filed all federal, state and local tax returns which to the knowledge of the officers of the Borrowers or any Affiliate, as the case may be, are required to be filed, and the Borrowers and their Affiliates have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due.

                  Section 5.9 Titles and Liens. The Borrowers have good and absolute title to all Collateral described in the collateral reports provided to the Lender and all other Collateral, properties and assets reflected in the latest financial statements referred to in Section 5.5 and all proceeds thereof, free and clear of all mortgages, security interests, liens and encumbrances, except for Permitted Liens. No financing statement naming any of the Borrowers as debtor is on file in any office except to perfect only Permitted Liens.

                  Section 5.10 Plans. Except as disclosed to the Lender in writing prior to the date hereof, none of the Borrowers nor any of their Affiliates maintain or have maintained any Plan. None of the Borrowers nor any Affiliate have received any notice or has any knowledge to the effect that it is not in full compliance with any of the requirements of ERISA. No Reportable Event or other fact or circumstance which may have an adverse effect on the

Plan's tax qualified status exists in connection with any Plan. None of the Borrowers nor any of their Affiliates have:

                  (a) Any accumulated funding deficiency within the meaning of ERISA; or

                  (b) Any liability or knows of any fact or circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any Plan (other than accrued benefits which or which may become payable to participants or beneficiaries of any such Plan).

                  Section 5.11 Default. Each of the Borrowers is in compliance with all provisions of all agreements, instruments, decrees and orders to which each is a party or by which it or its property is bound or affected, the breach or default of which could have a material adverse effect on any of the Borrowers' financial conditions, properties or operations.

                  Section 5.12 Environmental Matters.
                               ---------------------

               (a) Definitions. As used in this Agreement, the following terms shall have the following meanings:

                         (i) "Environmental Law" means any federal, state, local
                    or other governmental statute, regulation, law or ordinance dealing with the protection of human health and the environment.

                           (ii) "Hazardous Substances" means pollutants,
                  contaminants, hazardous substances, hazardous wastes, petroleum and fractions thereof, and all other chemicals, wastes, substances and materials listed in, regulated by or identified in any Environmental Law.

                  (b) To the Borrowers' best knowledge, there are not present in, on or under the Premises any Hazardous Substances in such form or quantity as to create any liability or obligation for any of the Borrowers or the Lender under common law of any jurisdiction or under any Environmental Law, and no Hazardous Substances have ever been stored, buried, spilled, leaked, discharged, emitted or released in, on or under the Premises in such a way as to create any such liability.

                  (c) To the Borrowers' best knowledge, the Borrowers have not disposed of Hazardous Substances in such a manner as to create any liability under any Environmental Law.

                  (d) There are not and there never have been any requests, claims, notices, investigations, demands, administrative proceedings, hearings or litigation, relating in any way to the Premises or any of the Borrowers, alleging liability under, violation of, or noncompliance with any Environmental Law or any license, permit or other authorization issued pursuant thereto. To the Borrowers' best knowledge, no such matter is threatened or impending.

                  (e) To the Borrowers' best knowledge, the Borrowers' businesses are and have in the past always been conducted in accordance with all Environmental Laws and all licenses, permits and other authorizations required pursuant to any Environmental Law and necessary for the lawful and efficient operation of such businesses are in the Borrowers' possession and are in full force and effect. No permit required under any Environmental Law is scheduled to expire within 12 months and there is no threat that any such permit will be withdrawn, terminated, limited or materially changed.

                  (f) To the Borrowers' best knowledge, the Premises are not and never have been listed on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System or any similar federal, state or local list, schedule, log, inventory or database.

                  (g) The Borrowers have delivered to the Lender all environmental assessments, audits, reports, permits, licenses and other documents describing or relating in any way to the Premises or Borrowers' businesses.

                  Section 5.13 Submissions to the Lender. All financial and other information provided to the Lender by or on behalf of the Borrowers in connection with the Borrowers' request for the credit facilities contemplated hereby is true and correct in all material respects and, as to projections, valuations or proforma financial statements, present a good faith opinion as to such projections, valuations and proforma condition and results.

                  Section 5.14 Financing Statements. The Borrowers have provided to the Lender signed financing statements sufficient when filed to perfect the Security Interest and the other security interests created by the Security Documents. When such financing statements are filed in the offices noted therein, the Lender will have a valid and perfected security interest in all Collateral and all other collateral described in the Security Documents which is capable of being perfected by filing financing statements. None of the Collateral or other collateral covered by the Security Documents is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

                  Section 5.15 Rights to Payment. Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral or other collateral covered by the Security Documents is (or, in the case of all future Collateral or such other collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in the Borrowers' records pertaining thereto as being obligated to pay such obligation.

                  Section 5.16 Direct and Substantial Economic Interest. Each Borrower has a direct and substantial economic interest in each other Borrower and as such, each Borrower expects to derive substantial benefits from any and all Advances made to each Borrower and other transactions and events resulting in the creation of any and all Obligations.

                  Section 5.17 Subrogation. No Borrower will exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to such Borrower as against any other Borrower unless and until all of the Obligations have been fully paid and discharged.

                  Section 5.18 Joint and Several Liability. The Obligations created by this Agreement are the joint and several obligation of the Borrowers. The Lender shall not be required to first seek payment of the Obligations from any one of the Borrowers, but rather may seek payment from any or all of the Borrowers as it sees fit, in its sole discretion.

                                    ARTICLEVI

                        BORROWERS' AFFIRMATIVE COVENANTS

                  So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrowers will comply with the following requirements, unless the Lender shall otherwise consent in writing:

                  Section 6.1 Reporting Requirements. The Borrowers will deliver, or cause to be delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

                  (a) as soon as available, and in any event within 90 days after the end of the fiscal year of the Borrowers, Scientific's audited consolidated and consolidating financial statements with the unqualified opinion of independent certified public accountants selected by the Borrowers and acceptable to the Lender, which annual financial statements shall include each of the Borrowers' balance sheets as at the end of such fiscal year and the related statements of each of the Borrowers' income, retained earnings and cash flows for the fiscal year then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, all in reasonable detail and prepared in accordance with GAAP, together with
         (i) copies of all management letters prepared by such accountants; (ii) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrowers are in compliance with the requirements set forth in Sections 6.13, 6.14, 6.15, 6.16 and
         7.10 and; (iii) a certificate of the Borrowers' chief financial officers stating that such financial statements have been prepared in accordance with GAAP, fairly represent the Borrowers' financial positions and the results of their operations, and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

                  (b) as soon as available and in any event within 20 days after the end of each month, an unaudited/internal balance sheet and statements of income and retained earnings of Scientific as at the end of and for such month and for the year to date period then ended, prepared on a consolidating and consolidated basis to include each of the Borrowers and any Affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end audit adjustments; and accompanied by a certificate of the Borrowers' chief financial officers, substantially in the form of Exhibit E hereto stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly represent the Borrowers' financial positions and the results of their operations, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrowers are in compliance with the requirements set forth in Sections 6.13, 6.14, 6.15, 6.16 and 7.10;

                  (c) within 15 days after the end of each month or more frequently if the Lender so requires, agings of each of the Borrowers' accounts receivable and their accounts payable, an inventory certification report, and a calculation of each of the Borrowers' Accounts, Eligible Accounts and Inventory as at the end of such month or shorter time period;

                  (d) at least 30 days before the beginning of each fiscal year of the Borrowers, the projected balance sheets and income statements for each month of such year, each in reasonable detail, representing each of the Borrowers' good faith projections and certified by such Borrower's chief financial officer as being the most accurate projections available and identical to the projections used by such Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion require;

                  (e) immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting any of the Borrowers of the type described in Section 5.12 or which seek a monetary recovery against any of the Borrowers in excess of $25,000;

                  (f) as promptly as practicable (but in any event not later than five business days) after an officer of any of the Borrowers obtains knowledge of the occurrence of any breach, default or event of default under any Security Document or any event which constitutes a Default or Event of Default hereunder, notice of such occurrence, together with a detailed statement by a responsible officer of such Borrower of the steps being taken by the Borrowers to cure the effect of such breach, default or event;

                  (g) as soon as possible and in any event within 30 days after any of the Borrowers know or have reason to know that any Reportable Event with respect to any Plan has occurred, the statement of the Borrowers' chief financial officers setting forth details as to such Reportable Event and the action which the Borrowers propose to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation;

                  (h) as soon as possible, and in any event within 10 days after any of the Borrowers fail to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, the statement of the Borrower's chief financial officers setting forth details as to such failure and the action which the such Borrower proposes to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation;

                  (i) promptly upon knowledge thereof, notice of (i) any disputes or claims by any of the Borrowers' customers (individually exceeding $10,000); (ii) credit memos (individually exceeding $10,000);
         (iii) any goods returned to or recovered by any of the Borrowers (individually exceeding $10,000); and (iv) any change in the persons constituting any of the Borrowers' officers and directors;

                  (j) promptly upon knowledge thereof, notice of any loss of or material damage to any Collateral or other collateral covered by the Security Documents or of any substantial adverse change in any Collateral or such other collateral or the prospect of payment thereof;

                  (k) promptly upon their distribution, copies of all financial statements, reports and proxy statements which any of the Borrowers shall have sent to its stockholders;

                  (l) promptly after the sending or filing thereof, copies of all regular and periodic reports which any of the Borrowers shall file with the Securities and Exchange Commission or any national securities exchange;

                  (m) promptly upon knowledge thereof, notice of any of the Borrowers' violation of any law, rule or regulation, the non-compliance with which could materially and adversely affect the Borrowers' businesses or their financial condition; and

                  (n) from time to time, with reasonable promptness, any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request.

The Borrowers shall also deliver copies of the items required by subsections
(a), (b), (c) and (d) to each participant in the Credit Facility at the same time as they are delivered to the Lender.

                  Section 6.2 Books and Records; Inspection and Examination. The Borrowers will keep accurate books of record and account pertaining to the Collateral and pertaining to the Borrowers' businesses and their financial condition and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with GAAP and, upon the Lender's request, will permit any officer, employee, attorney or accountant for the Lender to audit, review, make extracts from or copy any and all corporate and financial books and records of the Borrowers at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to the Borrowers, and to discuss the Borrowers' affairs with any of their directors, officers, employees or agents. The Borrowers will permit the Lender, or its employees, accountants, attorneys or agents, to examine and inspect any Collateral, other collateral covered by the Security Documents or any other property of the Borrowers at any time during ordinary business hours.

                  Section 6.3 Account Verification. The Lender may at any time and from time to time send or require the Borrowers to send requests for verification of accounts or notices of assignment to account debtors and other obligors. The Lender may also at any time and from time to time telephone account debtors and other obligors to verify accounts.

                  Section 6.4 Compliance with Laws.

                  (a) The Borrowers will (i) comply with the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its business or its financial condition and (ii) use and keep the Collateral, and require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

                  (b) Without limiting the foregoing undertakings, the Borrowers specifically agree that they will comply with all applicable Environmental Laws and obtain and comply with all permits, licenses and similar approvals required by any Environmental Laws, and will not generate, use, transport, treat, store or dispose of any Hazardous Substances in such a manner as to create any liability or obligation under the common law of any jurisdiction or any Environmental Law.

                  Section 6.5 Payment of Taxes and Other Claims. The Borrowers will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to them (including, without limitation, the Collateral) or upon or against the creation, perfection or continuance of the Security Interest, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by them, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of the Borrowers; provided, that the Borrowers shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which proper reserves have been made.

                  Section 6.6 Maintenance of Properties.

                  (a) The Borrowers will keep and maintain the Collateral, the other collateral covered by the Security Documents and all of its other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts; provided, however, that nothing in this Section 6.6 shall prevent the Borrowers from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the Lender's judgment, desirable in the conduct of the Borrowers' businesses and not disadvantageous in any material respect to the Lender.

                  (b) The Borrowers will defend the Collateral against all claims or demands of all persons (other than the Lender) claiming the Collateral or any interest therein.

                  (c) The Borrowers will keep all Collateral and other collateral covered by the Security Documents free and clear of all security interests, liens and encumbrances except Permitted Liens.

                  Section 6.7 Insurance. The Borrowers will obtain and at all times maintain insurance with insurers believed by the Borrowers to be responsible and reputable, in such amounts and against such risks as may from time to time be required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Borrowers operate. Without limiting the generality of the foregoing, the Borrowers will at all times maintain business interruption insurance including coverage for force majeure and keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable and mortgagee's endorsement for the Lender's benefit acceptable to the Lender. All policies of liability insurance required hereunder shall name the Lender as an additional insured.

                  Section 6.8 Preservation of Existence. The Borrowers will preserve and maintain their existence and all of their rights, privileges and franchises necessary or desirable in the normal conduct of their businesses and shall conduct their businesses in an orderly, efficient and regular manner.

                  Section 6.9 Delivery of Instruments, etc. Upon request by the Lender, the Borrowers will promptly deliver to the Lender in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by the appropriate Borrower.

                  Section 6.10 Collateral Accounts.

                  (a) If, notwithstanding the instructions to debtors to make payments to the Lockboxes, any of the Borrowers receive any payments on Receivables, that Borrower shall deposit such payments into the Collateral Account or Lender Account. Until so deposited, the Borrowers shall hold all such payments in trust for and as the property of the Lender and shall not commingle such payments with any of its other funds or property.

                  (b) Amounts deposited in the Collateral Account and the Lender Account shall not bear interest and shall not be subject to withdrawal by the Borrowers, except after full payment and discharge of all Obligations.

                  (c) All deposits in the Collateral Account and the Lender Account shall constitute proceeds of Collateral and shall not constitute payment of the Obligations. The Borrower may from time to time cause balances in the Collateral Account and the Lender Account to be transferred to the Lender for payment of the Obligations of the appropriate Borrower, in any order or manner of application satisfactory to the Lender.

                  (d) All items deposited in the Collateral Account or the Lender Account shall be subject to final payment. If any such item is returned uncollected, the Borrowers will immediately pay the Lender, or, for items deposited in the Collateral Account or the Lender Account, the bank maintaining such accounts, the amount of that item. The Borrowers shall be liable as an endorser on all items deposited in the Collateral Account and the Lender Account, whether or not in fact endorsed by the Borrowers.

                  Section 6.11 Lockboxes. Upon the Lender's request, the Borrowers will irrevocably direct all present and future Account debtors and other Persons obligated to make payments on Receivables to make such payments directly to the Lockboxes. After such request, all of the Borrowers' invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Receivable or any other amount constituting Collateral shall conspicuously direct that all payments be made to the appropriate Lockbox and shall include such Lockbox address. All payments received in the Lockboxes shall be processed to the Collateral Account or the Lender Account, as applicable.

                  Section 6.12 Performance by the Lender. If the Borrowers at any time fail to perform or observe any of the foregoing covenants contained in this Article VI or elsewhere herein, and if such failure shall continue for a period of ten calendar days after the Lender gives the Borrowers written notice thereof (or in the case of the agreements contained in Sections 6.5, 6.7, 6.10 and 6.11, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Borrowers (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and the Borrowers shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Revolving Floating Rate. To facilitate the Lender's performance or observance of such covenants of the Borrowers, the Borrowers hereby irrevocably appoint the Lender, or the Lender's delegate, acting alone, as the Borrowers' attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of the Borrowers any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Borrowers under this Section 6.12.

                  Section 6.13 Minimum Debt Service Coverage Ratio. The Borrowers will maintain, on a consolidated basis, during each period described below, their Debt Service Coverage Ratio, determined as at the end of each period, at not less than the ratio set forth opposite such period:


                 Period Ending                         Minimum Debt Service
                                                         Coverage Ratio
                 March 31, 2001                            1.50 to 1.00
                 June 30, 2001                             1.75 to 1.00
               September 30, 2001                          1.75 to 1.00
               December 31, 2001                           1.75 to 1.00

                  Section 6.14 Minimum Net Income. The Borrowers will maintain, on a consolidated basis, their Net Income, determined as at the end of each period, at an amount not less than the amount set forth opposite such period:


           Year-to-Date Period Ending                   Minimum Net Income
           --------------------------                   ------------------
                 March 31 ,2001                            ($150,000)
                 June 30, 2001                              $775,000
               September 30, 2001                         $1,600,000
               December 31, 2001                          $2,400,000

                  Section 6.15 Minimum Book Net Worth. The Borrowers will maintain, on a consolidated basis, their Book Net Worth, determined as at the end of each period, at an amount not less than the amount set forth opposite such period:

                 Period Ending                         Minimum Book Net Worth
                 -------------                         ----------------------
                 March 31, 2001                             $15,500,000
                 June 30, 2001                              $16,100,000
               September 30, 2001                           $16,900,000
               December 31, 2001                            $17,700,000

                  Section 6.16 Maximum Debt to Book Net Worth Ratio. The Borrowers will maintain, on a consolidated basis, the ratio of their Debt to their Book Net Worth, determined as at the end of each period, at not more than the ratio set forth opposite such period:


                 Period Ending                           Maximum Debt to
                                                      Book Net Worth Ratio
                 March 31, 2001                            1.75 to 1.00
                 June 30, 2001                             1.75 to 1.00
               September 30, 2001                          1.75 to 1.00
               December 31, 2001                           1.75 to 1.00

                  Section 6.17 New Covenants On or before January 31st of each year, the Borrowers and the Lender shall agree on new covenant levels for Sections 6.13, 6.14, 6.15, 6.16 and 7.10 for periods after such date. The new covenant levels will be based on the Borrower's projections for such periods and shall be no less stringent than the present levels. An Event of Default shall occur if the new covenants are not agreed to by the above date.

                                   ARTICLE VII

                               NEGATIVE COVENANTS

                  So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrowers agree that, without the Lender's prior written consent:

                  Section 7.1 Liens. The Borrowers will not create, incur or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, assignment or transfer upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; excluding, however, from the operation of the foregoing, the following (collectively, "Permitted Liens"):

                  (a) in the case of any of the Borrowers' property which is not Collateral or other collateral described in the Security Documents, covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the Borrowers' businesses or operations as presently conducted;

                  (b) mortgages, deeds of trust, pledges, liens, security interests and assignments in existence on the date hereof and listed in
         Schedule 7.1 hereto, securing indebtedness for borrowed money permitted under Section 7.2;

                  (c) a mortgage lien against the St. Paul Real Estate securing indebtedness of not more than $6,500,000; and

                  (d) the Security Interest and liens and security interests created by the Security Documents.

                  Section 7.2 Indebtedness. The Borrowers will not incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money or letters of credit issued on the Borrowers' behalf, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

                  (a)      indebtedness arising hereunder;

                  (b) indebtedness of the Borrowers in existence on the date hereof and listed in Schedule 7.2 hereto;

                  (c) indebtedness relating to liens permitted in accordance with Section 7.1;

                  (d) indebtedness secured by the St. Paul Real Estate not exceeding $6,500,000;

                  (e) indebtedness arising from loans from one or more Companies to one or more Companies as follows:
                           (i) indebtedness owed by Laboratories to Diagnostics in connection with the acquisition of the laboratory business, not exceeding $1,949,000;
                           (ii) indebtedness, excluding any indebtedness related to any transfer of goodwill, owed by Diagnostics to Laboratories not exceeding $6,000,000;
                           (iii) indebtedness arising from loans from one or
                  more Borrowers to the St. Paul Real Estate Subsidiary, provided the aggregate principal amount of such loans plus the aggregate equity investment of all of the Borrowers in the St. Paul Real Estate Subsidiary does not exceed $750,000 before December 31, 2001, or more than $500,000 thereafter, plus in each case, Letters of Credit issued for the benefit of the St. Paul Real Estate Subsidiary not exceeding an aggregate face amount of $300,000; and

                  (f)      Subordinated Indebtedness.

                  Section 7.3 Guaranties. The Borrowers will not assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

                  (a) the endorsement of negotiable instruments by the Borrowers for deposit or collection or similar transactions in the ordinary course of business; and

                  (b) guaranties, endorsements and other direct or contingent liabilities in connection with the obligations of other Persons, in existence on the date hereof and listed in Schedule 7.2.

                  Section 7.4 Investments and Subsidiaries.

                  (a) The Borrowers will not purchase or hold beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including specifically but without limitation any partnership or joint venture, except:
                           (i) investments in direct obligations of the United
                  States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper rated "A-1" or higher by Standard & Poor's Rating Services or "P-1" or higher by Moody's Investors Service, Inc. or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by banks rated "A-1" or higher by Standard & Poor's Rating Services or "P-1" or higher by Moody's Investors Service, Inc.;

                    (ii) travel advances or loans to any of the Borrowers' officers and employees not exceeding at any one time an aggregate of $25,000;

                    (iii) Scientific's investment in the other Companies;

                    (iv)  inter-company  loans  and  investments   described  in
               Section  7.2(e);  and

                    (v) advances in the form of progress payments,  prepaid rent not exceeding two (2) months or security deposits.

                  (b) The Borrowers will not create or permit to exist any Subsidiary, other than the Subsidiaries in existence on the date hereof and listed in Schedule 5.4 and the St. Paul Real Estate Subsidiary.

                  Section 7.5 Sale or Transfer of Assets; Suspension of Business Operations. The Borrowers will not sell, lease, assign, transfer or otherwise dispose of (i) the stock of any Subsidiary, (ii) all or a substantial part of their assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business and will not liquidate, dissolve or suspend business operations. The Borrowers will not in any manner transfer any property without prior or present receipt of full and adequate consideration.

                  Section 7.6 Intellectual Property. The Borrowers shall not sell or grant licenses to use any of their applications for patents, patents, copyrights, trademarks, trade secrets, or trade names to any other Person.

                  Section 7.7 Consolidation and Merger; Asset Acquisitions. The Borrowers will not consolidate with or merge into any Person, or permit any other Person to merge into, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person.

                  Section 7.8 Sale and Leaseback. The Borrowers will not enter into any arrangement, directly or indirectly, with any other Person whereby the Borrowers shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Borrowers intends to use for substantially the same purpose or purposes as the property being sold or transferred.

                  Section 7.9 Restrictions on Nature of Business. The Borrowers will not engage in any line of business materially different from that presently engaged in by the Borrowers and will not purchase, lease or otherwise acquire assets not related to its business.

                  Section 7.10 Capital Expenditures. During the fiscal year 2001, the Borrowers and their Subsidiaries will not incur or contract to incur Capital Expenditures of more than $12,500,000 in the aggregate.

                  Section 7.11 Accounting. The Borrowers will not adopt any material change in accounting principles other than as required by GAAP. The Borrowers will not adopt, permit or consent to any change in its fiscal year.

                  Section 7.12 Discounts, etc. The Borrowers will not, after notice from the Lender, grant any discount, credit or allowance to any customer of the Borrowers or accept any return of goods sold, or at any time (whether before or after notice from the Lender) modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor of the Borrowers.

                  Section 7.13 Defined Benefit Pension Plans. The Borrowers will not adopt, create, assume or become a party to any defined benefit pension plan, unless disclosed to the Lender pursuant to Section 5.10.

                  Section 7.14 Other Defaults. The Borrowers will not permit any breach, default or event of default to occur under any note, loan agreement, indenture, lease, mortgage, contract for deed, security agreement or other contractual obligation binding upon the Borrowers.

                  Section 7.15 Place of Business; Name. The Borrowers will not transfer their chief executive offices or principal place of business, or move, relocate, close or sell any business location. The Borrowers will not permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Borrowers will not change their names.

                  Section 7.16 Organizational Documents; S Corporation Status. The Borrowers will not amend their articles of incorporation or bylaws. None of the Borrowers will become an S Corporation within the meaning of the Internal Revenue Code of 1986, as amended. The Borrowers shall not permit any provision of their articles of incorporation or bylaws relating to the dissolution or duration of the Borrowers, to be modified or deleted.

                  Section 7.17 Salaries. The Borrowers will not pay excessive or unreasonable salaries, bonuses, commissions, consultant fees or other compensation; or increase the salary, bonus, commissions, consultant fees or other compensation of any directors, shareholders or consultant, or any member of their families, by more than 15% in any one year, either individually or for all such persons in the aggregate, or pay any such increase from any source other than profits earned in the year of payment.

                  Section 7.18 Change in Ownership. Scientific will at all times own all issued and outstanding stock of Laboratories, Diagnostic, Consolidated and the St. Paul Real Estate Subsidiary.

                                  ARTICLE VIII

                     EVENTS OF DEFAULT, RIGHTS AND REMEDIES

                  Section 8.1 Events of Default. "Event of Default", wherever used herein, means any one of the following events (notwithstanding that the Lender may demand immediate payment, at any time, of the Revolving Advances and all obligations related thereto, whether or not a Default Period then exists, and without waiving or limiting in any respect the Lender's right to so demand payment, at any time, of the Revolving Advance and all obligations related thereto):

                  (a) Default in the payment of the Revolving Advance and all obligations related thereto, on demand or on any portion of the Obligations that otherwise becomes due and payable;

                  (b) Default in the payment of any fees, commissions, costs or expenses required to be paid by the Borrowers under this Agreement;

                  (c) Default in the performance, or breach, of any covenant or agreement of the Borrowers contained in this Agreement;

                  (d) Any of the Borrowers shall be or become insolvent, or admit in writing their inability to pay their debts as they mature, or make an assignment for the benefit of creditors; or the Borrowers shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or him or for all or any substantial part of its or his property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the Borrowers; or the Borrowers shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it or him under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against the Borrowers; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Borrowers;

                  (e) A petition shall be filed by or against any of the Borrowers under the United States Bankruptcy Code naming any of the Borrowers as debtor;

                  (f) Any representation or warranty made by the Borrowers in this Agreement, or by the Borrowers (or any of their officers) in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with this Agreement shall prove to have been incorrect in any material respect when deemed to be effective;

                  (g) The rendering against any of the Borrowers of a final judgment, decree or order for the payment of money in excess of $25,000 and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 30 consecutive days without a stay of execution;

                  (h) A default under any bond, debenture, note or other evidence of indebtedness of any of the Borrowers owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any lease of any of the Premises or any other material lease, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument or lease;

                  (i) Any Reportable Event, which the Lender determines in good faith might constitute grounds for the termination of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to any of the Borrowers by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan; or any of the Borrowers shall have filed for a distress termination of any Plan under Title IV of ERISA; or any of the Borrowers shall have failed to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, which the Lender determines in good faith may by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a lien on the Borrowers' assets in favor of the Plan;

                  (j) An event of default shall occur under any Security Document or under any other security agreement, mortgage, deed of trust, assignment or other instrument or agreement securing any obligations of the Borrowers hereunder or under any note;

                  (k) Any of the Borrowers shall liquidate, dissolve, terminate or suspend their business operations or otherwise fail to operate their businesses in the ordinary course, or sell all or substantially all of their assets, without the Lender's prior written consent;

                  (l) Any of the Borrowers shall fail to pay, withhold, collect or remit any tax or tax deficiency when assessed or due (other than any tax deficiency which is being contested in good faith and by proper proceedings and for which it shall have set aside on its books adequate reserves therefor) or notice of any state or federal tax liens shall be filed or issued;

                  (m) Default in the payment of any amount owed by the Borrowers to the Lender other than any indebtedness arising hereunder;

                  (n) Any event or circumstance with respect to any of the Borrowers shall occur such that the Lender shall believe in good faith that the prospect of payment of all or any part of the Obligations or the performance by the Borrowers under the Loan Documents is impaired or any material adverse change in the business or financial condition of the Borrowers shall occur; or

                  (o) Any breach, default or event of default by or attributable to any Affiliate under any agreement between such Affiliate and the Lender.

                  (p) A Change of Control shall occur with respect to Scientific.

                  Section 8.2 Rights and Remedies. Upon the occurrence of an Event of Default, or at any time thereafter, the Lender may exercise any or all of the following rights and remedies (notwithstanding that the Lender may, at any time, as provided in Section 2.15, refuse to make any requested Revolving Advances, demand payment of the Revolving Advances and related obligations, whether or not an Event of Default exists):

                  (a) the Lender may, by notice to the Borrowers, declare the Obligations to be forthwith due and payable, whereupon all Obligations shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which the Borrowers hereby expressly waive;

                  (b) the Lender may, without notice to the Borrowers and without further action, apply any and all money owing by the Lender to the Borrowers, including without limitation any funds on deposit with the Lender, whether or not matured, to the payment of the Obligations;

                  (c) the Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrowers hereby expressly waive) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and, in connection therewith, the Borrowers will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

                  (d) the Lender may require the Borrowers to pay to the Lender in immediately available funds for deposit in the Special Account pursuant to Sections 2.6 and 2.18 an amount equal to the maximum aggregate amount available to be drawn under all Letters of Credit then outstanding, assuming compliance with all conditions for drawing thereunder;

                  (e) the Lender may exercise and enforce its rights and remedies under the Loan Documents; and

                  (f) the Lender may exercise any other rights and remedies available to it by law or agreement.

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in subsections (d) or (e) of Section 8.1, the Obligations shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind.

                  Section 8.3 Certain Notices. If notice to the Borrowers of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 9.5) at least ten (10) calendar days before the date of intended disposition or other action.

                                   ARTICLE IX

                                  MISCELLANEOUS

                  Section 9.1 Restatement of Old Credit Documents. This Agreement is executed for the purpose of amending and restating the Old Credit Agreement.

                  Section 9.2 Release. Each Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Agreement, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  Section 9.3 No Waiver; Cumulative Remedies. No failure or delay by the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

                  Section 9.4 Amendments, Etc. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by any of the Borrowers therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances.

                  Section 9.5 Addresses for Notices, Etc. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail,
(c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  If to the Borrowers:

                  Medtox Laboratories, Inc.
                  402 West County Road D
                  St. Paul, Minnesota 55112
                  Telecopier:  (612) 628-6105
                  Attention: Vice President of Finance

                  If to the Lender:

                  Wells Fargo Business Credit, Inc.
                  Wells Fargo Center
                  Sixth Street and Marquette Avenue
                  Minneapolis, Minnesota 55479-0152
                  Telecopier:  (612) 341-2472
                  Attention: Terry Jackson

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy, except that notices or requests to the Lender pursuant to any of the provisions of Article IX shall not be effective until received by the Lender. Notice to the Borrowers is effectively made upon providing notice to Laboratories, as agent for all the Borrowers.

                  Section 9.6 Further Documents. The Borrowers will from time to time execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the Lender's rights under the Loan Documents (but any failure to request or assure that the Borrowers execute, deliver or endorse any such item shall not affect or impair the validity, sufficiency or enforceability of the Loan Documents and the Security Interest, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

                  Section 9.7 Collateral. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, the Borrowers are entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrowers may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application.

                  Section 9.8 Costs and Expenses. The Borrowers agree to pay on demand all costs and expenses, including (without limitation) attorneys' fees, incurred by the Lender in connection with the Obligations, this Agreement, the Loan Documents, and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, including without limitation all mortgagee's title insurance premiums and all such costs, expenses and fees incurred in connection with the negotiation, preparation, execution, amendment, administration, performance, collection and enforcement of the Obligations and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest. The Borrower acknowledges receipt of $25,000 toward the payment of those costs and expenses.

                  Section 9.9 Indemnity. In addition to the payment of expenses pursuant to Section 9.8, the Borrowers agree to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following (collectively, "Indemnified Liabilities"):

                    (i) any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of the Loan Documents or the making of the Advances;

                    (ii) any claims, loss or damage to which any
                  Indemnitee may be subjected if any representation or warranty contained in Section 5.12 proves to be incorrect in any respect or as a result of any violation of the covenant contained in Section 6.4(b); and

                           (iii) any and all other liabilities, losses, damages,
                  penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with the foregoing and any other investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Advances and the Loan Documents or the use or intended use of the proceeds of the Advances.

If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon such Indemnitee's request, the Borrowers, or counsel designated by the Borrowers and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Borrowers' sole costs and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrowers shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrowers' obligation under this Section 9.9 shall survive the termination of this Agreement and the discharge of the Borrowers' other obligations hereunder.

                  Section 9.10 Participants. The Lender and its participants, if any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the Lender's participants, successors or assigns.

                  Section 9.11 Execution in Counterparts. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                  Section 9.12 Binding Effect; Assignment; Complete Agreement; Exchanging Information. The Loan Documents shall be binding upon and inure to the benefit of the Borrowers and the Lender and their respective successors and assigns, except that the Borrowers shall not have the right to assign its rights thereunder or any interest therein without the Lender's prior written consent. This Agreement, together with the Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. Without limiting the Lender's right to share information regarding the Borrowers and its Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender, Norwest Corporation, and all direct and indirect subsidiaries of Norwest Corporation, may exchange any and all information they may have in their possession regarding the Borrowers and their Affiliates, and the Borrowers waive any right of confidentiality they may have with respect to such exchange of such information.

                  Section 9.13 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

                  Section 9.14 Headings. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.



                  [remainder of page left intentionally blank]

                  Section 9.15 Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. The Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Minnesota. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by the Lender or the Borrowers in connection with this Agreement or the other Loan Documents shall be venued in either the District Court of Hennepin County, Minnesota, or the United States District Court, District of Minnesota, Fourth Division; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

WELLS FARGO BUSINESS CREDIT, INC.        MEDTOX SCIENTIFIC, INC.
                                         MEDTOX DIAGNOSTICS, INC.
By _________________________________     MEDTOX LABORATORIES, INC.
     Kimberly Leppanen                   CONSOLIDATED MEDICAL SERVICES, INC.
     Its Vice President
                                         By _________________________________
                                              Richard J. Braun
                                              Their Chief Executive Officer

                                                     Exhibit A to Amended and
                                         Restated Credit and Security Agreement

                                 2001 CAPEX NOTE

$3,500,000                                               Minneapolis, Minnesota
                                May 7, 2001, but effective as of March 31, 2001

                  For value received, the undersigned, MEDTOX SCIENTIFIC, INC., a Delaware corporation, MEDTOX LABORATORIES, INC., a Delaware corporation, MEDTOX DIAGNOSTICS, INC., a Delaware corporation, and CONSOLIDATED MEDICAL SERVICES, INC., a Delaware corporation (together, the "Borrowers"), hereby jointly and severally promise to pay as provided in the Credit Agreement (defined below), to the order of WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Three Million Five Hundred Thousand Dollars ($3,500,000) or, if less, the aggregate unpaid principal amount of all 2001 Capex Advances made by the Lender to the Borrowers under the Credit Agreement together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Amended and Restated Credit and Security Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") by and among the Lender and the Borrowers. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

                  This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This
Note is the 2001 Capex Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

                  The Borrowers hereby jointly and severally agree to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

                  Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                           MEDTOX SCIENTIFIC, INC.
                           MEDTOX LABORATORIES, INC.
                           MEDTOX DIAGNOSTICS, INC.
                           CONSOLIDATED MEDICAL SERVICES, INC.


                           By ____________________________
                              Richard J. Braun
                              Their Chief Executive Officer